Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated April 30, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures


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
                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                   April 2000

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $891.76 per unit at the end of April.

Trading in currencies and metals was profitable for the month, however, positions in stock market indices, interest rates, energy, and grains were unprofitable in the aggregate, resulting in negative performance for the month.

Short positions in the Euro contributed the most to profits as this new currency declined to its lowest level since its inception. Positions in the British pound and the Swiss franc also gained. Additional profits were earned in the metals sector, as gold prices moved lower amid expectations that the Swiss national bank would sell half of its reserves. Smaller gains were realized in livestock and coffee positions.

Inflation concerns and carry-over nervousness to global stock markets resulted in trend disruptions and trading losses in advisors' positions in interest rates and global stock market indices. Crude oil positions were whipsawed during the month as prices initially continued their decline from March then reversed sharply mid-month.

Given the prospect for higher U.S. interest rates, possible supply disruptions in the agricultural and energy sectors, and the expected effect on global stock markets, we look forward to improved market conditions for managed futures in the second and third quarters of this year.


Smith Barney Futures Management LLC


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                               Salomon Smith Barney
                        Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period April 1,
                             Through April 30, 2000

                                                                      Percent
                                                                     of Average
                                                                     Net Assets

Realized losses from trading                          $ (3,082,336)      (4.07)%
Change in unrealized gains/losses
   from trading                                            565,117        0.75
                                                      ------------        ----
                                                        (2,517,219)      (3.32)
Add, Brokerage commissions
   and clearing fees ($7,697)                              392,339        0.52
                                                      ------------        ----
Net realized and unrealized                             (2,909,558)      (3.84)
   losses
Interest Income                                            313,716        0.41
                                                      ------------        ----
                                                        (2,595,842)      (3.43)

Less, Expenses:
  Management fees                                          137,512        0.18
  Other expenses                                             4,180        0.01
                                                      ------------        ----
                                                           141,692        0.19
                                                      ------------        ----
Net Loss                                                (2,737,534)      (3.62)%
                                                                          ====

Additions (1,749.9294 L.P. units
at March 31, 2000 net asset value
per unit of $921.18)                                     1,612,000

Redemptions (21,184.2830 L.P. units
at April 30, 2000 net asset value
per unit of $891.76)                                   (18,891,296)
                                                       ------------
Decrease in net assets                                 (20,016,830)

Net assets, March 31, 2000                              84,928,474
                                                        -----------
Net assets, April 30, 2000                             $64,911,644
                                                        ===========
Net asset value per unit
 ($64,911,644/73,194.5806 units)                            $886.84
                                                            =======
Redemption value per unit (Note 1)                          $891.76
                                                            =======

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $891.76.

The net asset value per unit of $886.84 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer

Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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